SCUDDER
                                                                     INVESTMENTS




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MONEY MARKET/TAX FREE
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Scudder Tax Free
Money Fund



Annual Report
May 31, 2001


The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities.

Contents
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                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      10   Glossary of Investment Terms

                      11   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      24   Notes to Financial Statements

                      30   Report of Independent Accountants

                      31   Tax Information

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder Tax Free Money Fund
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Class AARP                     ticker symbol AFRXX       fund number 171
Class S                        ticker symbol STFXX       fund number 071
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Date of Inception:    o  Scudder Tax Free Money Fund -- Class S shares posted a
1/9/80                   7-day average yield of 2.61% as of May 31, 2001,
                         equivalent to a 4.29% taxable yield for investors in
                         the 39.1% federal tax bracket.
Total Net Assets as
of 5/31/01 --         o  Class S shares of the fund returned 3.43% over the 12
                         months ended May 31.
Class AARP:
$82.7 million         o  The majority of the fund's investments are in variable
                         rate demand notes with floating rates that are adjusted
Class S:                 weekly or daily to capture current yields and provide
$262.4 million           liquidity.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Tax Free Money Fund's most recent fiscal year ended May 31, 2001. As of the close of the period on May 31, the fund's 7-day average yield was 2.61%, which translates to a compound effective yield of 2.64%. Over the 12-month period, Class S shares of the fund returned 3.43%, higher than the 3.36% average return of tax-exempt money funds according to Lipper, Inc.

Scudder Tax Free Money Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. It does this by investing in high quality short-term instruments. The fund is broadly diversified. In purchasing securities for the fund, its managers look for attractive yields and weigh economic outlooks and possible interest rate movements. We believe that investing in a high-quality money market fund such as Scudder Tax Free Money Fund represents a fundamental part of a well-balanced investment program.

Most economic releases in early 2001 confirmed fourth quarter 2000 reports that U.S. economic growth is slowing. These releases prompted the Federal Reserve Board (the Fed) to lower the Federal Funds rate by 50 basis points five times between January and May of this year. The magnitude of these actions by

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the Fed was unprecedented, and arose from concern that the pace of the U.S.
economic slowdown could lead to a recession. Warning signs included slumping corporate profits, capital expenditure reductions, higher unemployment, and sliding retail sales. The Fed's dramatic actions have combined to substantially reduce the yields for money market securities. In this environment, and as outlined in the interview that begins on page 5, the fund's managers seek to extend the fund's maturity to maintain the highest yield possible given market conditions, while also looking to keep credit quality at the highest possible level.

Thank you for your continued investment in Scudder Tax Free Money Fund. If you have any questions regarding Scudder Tax Free Money Fund, please call us toll-free or visit us on the Web.


Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Tax Free Money Fund



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                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com
          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001

In the following interview, Portfolio Managers Frank Rachwalski and Jerri Cohen discuss the market environment and their approach to managing the fund.

                    Q: How did the fund perform over its most recent fiscal year?

                    A: Over the 12 months ended May 31, 2001, the fund's 7-day yield declined from 3.64% to 2.61%, reflecting the Federal Reserve Board's aggressive program of interest rate reductions. The fund's 2.61% yield as of May 31 translated to a compound effective yield of 2.64%. In addition, the 7-day yield of 2.61% is equivalent to a taxable yield of 4.29% for investors in the 39.1% federal tax bracket. For the 12-month period ended May 31, Class S shares of the fund returned 3.43%, compared with the 3.36% average return of taxable money market funds according to Lipper, Inc.

                    Q: How have the sluggish economy and the Fed's rate-cutting program affected the investment environment for money market securities?

                    A: Over the past six months, the money market yield curve went from the shortest maturities having the highest yields (negative slope) to the longest maturities having the highest yields (positive slope). A positively sloped yield curve would seem strange if you're expecting economic weakness in the short term, which many are. (That's because a positively sloped curve means that longer-term investors are demanding higher rates to compensate for possible increases in inflation.) But what the present yield curve really reflects is how aggressively the Fed has reacted to signs of weakness in the economy.

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Fund's Class S Shares Yields
--------------------------------------------------------------------------------

                                                  7-day        7-day compound
                                                  average      effective yield
                                                  yield
--------------------------------------------------------------------------------
May 31, 2000                                      3.64%            3.70%

May 31, 2001                                      2.61%            2.64%
--------------------------------------------------------------------------------

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                    Q: Is there anything else the yield curve is telling us
                    right now?

                    A: Two things: First, the longer-term yield curve, beyond the scope of money market maturities, is also shifting to a higher positive slope, which tells us that the fixed income markets are concerned that the Fed may have acted too aggressively and that they're worried about a recurrence of inflation. Second, money market investors are interpreting the curve to mean that the Fed is almost nearing the end of this easing action, with perhaps a modest additional amount of reduction incrementally; that in the near term the primary risk is still economic weakness.

                    Q: What was your strategy in light of the Fed's actions?

                    A: During the period we tried to err on the side of slightly higher average maturity because overall we felt rates were going to move lower. But we never anticipated the surprising magnitude and speed of the Fed's rate cuts.

                    In addition, throughout the past six to nine months we worked to ensure the highest possible credit quality within the fund's holdings. With slippage in the U.S. economy and declines in the stock market, credit quality became more of a concern. The credit quality of some issuers in the marketplace has looked weaker in recent months because of disappointing earnings reports and estimates, so we are staying with the better credit issuers until the economy improves.

                    Q: How did you allocate the fund's assets over the period?

                    A: The fund maintains exposure to a broad selection of short-term tax free money market securities, including variable-rate demand notes and high quality commercial paper. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, these securities comprised a significant portion of the fund's portfolio at 59% of assets. Tax-exempt commercial paper, the fund's second

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--------------------------------------------------------------------------------
Changes in the Federal Funds Rate in 2001
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                                                    New rate             Change
--------------------------------------------------------------------------------
January 3                                            6.00%              -0.50%

January 31                                           5.50%              -0.50%

March 20                                             5.00%              -0.50%

April 18                                             4.50%              -0.50%

May 15                                               4.00%              -0.50%
--------------------------------------------------------------------------------
The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds Rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

                    largest holding at 41% of assets, boosts stability by allowing the fund to lock in attractive rates over a period of one to three months. In general, the fund's allocation of assets tends to remain fairly stable over time.

                    Q: Are there any implications for the money markets from the recent federal tax cut?

                    A: We see it as positive for our market. Because the tax cut has a front-loaded aspect to it, we feel the rate cuts that we've seen to date plus the tax cut will allow the economy to improve sooner rather than later.

                    Q: What is your outlook for the fund?

                    A: We plan to keep the fund's average maturity at about the same level, or slightly longer than average. At this point -- because we think the economy is not going to snap back right away and because the Fed may make more rate cuts -- we think it's too early to shorten maturities. In that context we will continue to emphasize very high credit quality. In addition, we will continue to look for attractive opportunities as they arise, and seek to maintain a high yield for the fund.

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                    Scudder Tax Free Money Fund:
                    A Team Approach to Investing

                    Scudder Tax Free Money Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                    Lead Portfolio Manager Frank J. Rachwalski, Jr. joined the Advisor in 1973 and has over 26 years of experience in short-term fixed income investing and research. Mr. Rachwalski assumed responsibility for the fund's investment strategy and operations in January 1998.

                    Portfolio Manager Jerri I. Cohen joined the Advisor in 1981 and has 19 years of investment industry experience. Ms. Cohen joined the team in 1998.

                    Portfolio Manager Elizabeth Meyer joined the Advisor in 1986 and has over 15 years of investment industry experience. Ms. Meyer joined the team in 1998.

Glossary of Investment Terms
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            Compound  Shows how much income a money market fund would provide if
     Effective Yield  reinvested, based on the current 7-day yield. Because the effect of reinvestment (known as compounding) is reflected in the calculation, this yield figure will always be slightly higher than the 7-day yield. Actual fund performance results are measured by total return.

             Federal The governing board of the Federal Reserve System, the Reserve Board United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers rates), and regulates the purchase of securities on margin.

           Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

             Taxable The level of yield a fully taxable instrument would have Equivalent to provide to equal that of a tax-free municipal security
               Yield  on an after-tax basis.

        Total Return  The most common yardstick to measure the
                      performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities.


(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- myScudder.com.

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------


                                                                       Principal
                                                                      Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Municipal Investments 100.0%
-----------------------------------------------------------------------------------------------

 Alabama 1.2%
 Birmingham, AL, Special Care Facilities Financing
    Authority, Series B, Weekly Demand Note,
    3.1%, 11/15/2039* .............................................     1,000,000     1,000,000
 Mobile, AL, Special Care Facilities Financing Authority,
    Series B, Weekly Demand Note, 3.1%, 11/15/2039* ...............     3,000,000     3,000,000
 Alaska 4.1%
 City of Valdez, AK, ARCO Transmission Project,
    Tax Exempt Commercial Paper:
      3.1%, 8/13/2001 .............................................     6,000,000     6,000,000
      3.1%, 9/13/2001 .............................................     2,000,000     2,000,000
      3.15%, 8/13/2001 ............................................     4,000,000     4,000,000
      3.2%, 8/13/2001 .............................................     2,000,000     2,000,000
 Arizona 3.2%
 Pima County, AZ, Industrial Development Authority,
    Tucson Electric Power Co., Series 1982, Weekly
    Demand Note, 3.05%, 10/1/2022* ................................     3,900,000     3,900,000
 Salt River, AZ, Agricultural Improvement and Power
    District, Tax Exempt Commercial Paper:
      2.7%, 9/10/2001 .............................................     2,400,000     2,400,000
      3.15%, 8/14/2001 ............................................     1,500,000     1,500,000
      3.2%, 9/10/2001 .............................................     3,000,000     3,000,000
 Colorado 3.0%
 Colorado Student Loan Revenue Authority, Series 1990 A,
    Weekly Demand Note, AMT, 3.05%, 9/1/2024* .....................     5,000,000     5,000,000
 Denver, CO, City & County Economic Development
    Revenue, Western Stock Show Project, Weekly Demand
    Note, 3.15%, 7/1/2029* ........................................     1,175,000     1,175,000
 Platte River, CO, Power Authority, Tax Exempt
    Commercial Paper:
      3.2%, 8/23/2001 .............................................     3,000,000     3,000,000
      3.35%, 7/18/2001 ............................................     1,000,000     1,000,000
 Florida 9.4%
 Florida Capital Projects Financing Authority, Weekly
    Demand Note, 3.1%, 6/1/2028* (b) ..............................     1,995,000     1,995,000
 Florida Municipal Power Agency, Tax Exempt
    Commercial Paper, 3.35%, 7/12/2001 ............................     3,000,000     3,000,000
 Indian River County, FL, Hospital Revenue, Weekly
    Demand Note, 3.15%, 10/1/2015* ................................     1,000,000     1,000,000
 Jacksonville, FL, Electric Authority, Tax Exempt
    Commercial Paper:
      3.15%, 9/10/2001 ............................................     2,000,000     2,000,000
      3.2%, 9/11/2001 .............................................     2,000,000     2,000,000



    The accompanying notes are an integral part of the financial statements.



                                       11


                                                                        Principal
                                                                        Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------


 Miami-Dade County, FL, Industrial Development
    Revenue, Gulliver Schools Project, Weekly Demand
    Note, 3.05%, 9/1/2029* ........................................     4,000,000     4,000,000
 Orange County, FL, Health Facilities Authority Revenue,
    Presbyterian Retirement Project, Weekly Demand
    Note, 3.05%, 11/1/2028* .......................................       800,000       800,000
 Orlando, FL, Capital Improvements, Tax Exempt
    Commercial Paper, 3.35%, 8/9/2001 .............................     1,600,000     1,600,000
 Sarasota County, FL, Hospital Revenue, Tax Exempt
    Commercial Paper:
      3.2%, 7/11/2001 .............................................     4,800,000     4,800,000
      3.2%, 8/15/2001 .............................................     3,000,000     3,000,000
 University of Northern Florida, Capital Improvement
    Revenue, Weekly Demand Note:
      3.1%, 11/1/2024* ............................................     1,000,000     1,000,000
      3.1%, 11/1/2030* ............................................     7,000,000     7,000,000
 Georgia 2.5%
 Fayette County, GA, Educational Facilities Revenue,
    Catholic School Properties Inc. Project, Weekly
    Demand Note, 3%, 4/1/2024* ....................................     2,000,000     2,000,000
 Gainesville, GA, Educational Facilities Revenue,
    Riverside Military Project, Weekly Demand Note,
    3%, 7/1/2024* .................................................     1,000,000     1,000,000
 Municipal Electric Authority of Georgia, Tax Exempt
    Commercial Paper, 3.15%, 9/13/2001 ............................     3,500,000     3,500,000
 Willacoochie, GA, Pollution Control Authority Revenue,
    Weekly Demand Note, AMT, 3.1%, 5/1/2021* ......................     2,000,000     2,000,000
 Idaho 0.9%
 Power County, ID, Industrial Development Revenue,
    Weekly Demand Note, AMT, 3.1%, 4/1/2014* ......................     3,000,000     3,000,000
 Illinois 5.8%
 Alsip, IL, Industrial Development Revenue, Keebler Co. ...........
    Project, Weekly Demand Note, 3.1%, 10/1/2004* .................     3,750,000     3,750,000
 Du Page County, IL, Benedictine University Building
    Project, Weekly Demand Note, 2.99%, 7/1/2024* .................     3,000,000     3,000,000
 Du Page County, IL, Benet Academy Capital Building,
    Weekly Demand Note, 2.97%, 4/1/2030* ..........................     2,000,000     2,000,000
 Illinois Development Finance Authority:
    Local Government Financing Revenue,
      Weekly Demand Note, 3.2%, 9/1/2029* (b) .....................     5,000,000     5,000,000
    Pollution Control Revenue, Series 1997 B, Weekly
      Demand Note, AMT, 3.2%, 4/1/2032* ...........................     1,700,000     1,700,000
 Illinois Development Finance Organization Bank,
    Weekly Demand Note, 3.1%, 12/1/2020* ..........................     2,000,000     2,000,000



    The accompanying notes are an integral part of the financial statements.


                                       12


                                                                       Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------


 Illinois Educational Facilities Authority, Benedictine
    University Project, Weekly Demand Note, 2.97%,
    8/1/2025* .....................................................     2,350,000     2,350,000
 Indiana 5.6%
 Fort Wayne, IN, Pollution Control Revenue, General
    Motors Corp. Project, Weekly Demand Note,
    3.15%, 11/1/2005* .............................................     1,000,000     1,000,000
 Indiana Health Facilities Financing Authority Revenue,
    Ascension Health, Series B, Weekly Demand Note, 3.1%,
    11/15/2039* ...................................................     6,500,000     6,500,000
 Portage, IN, Economic Development Revenue,
    Breckenridge Apartments Project, Weekly
    Demand Note, AMT, 3.25%, 5/1/2025* ............................     4,650,000     4,650,000
 Rockport, IN, Pollution Control Revenue, Indiana &
    Michigan Electric Co., Series A, Weekly Demand Note,
    3.1%, 8/1/2014* ...............................................     5,000,000     5,000,000
 Sullivan, IN, Pollution Control Revenue, Hoosier Energy
    Rural Electric Cooperative, Tax Exempt Commercial
    Paper, 3.2%, 7/11/2001 ........................................     2,000,000     2,000,000
 Kentucky 5.6%
 Danville, KY, Multi Lease Revenue, Tax Exempt
    Commercial Paper:
      3.45%, 6/13/2001 ............................................     5,050,000     5,050,000
      4.1%, 6/13/2001 .............................................        50,000        50,000
 Kentucky Economic Development Finance Authority,
    Health Facilities Revenue, Weekly Demand Note,
    3.1%, 11/1/2030* ..............................................     2,000,000     2,000,000
 Lexington-Fayette, KY, Industrial Development Authority,
    YMCA of Central Kentucky, Weekly Demand Note,
    3.15%, 7/1/2019* ..............................................     1,900,000     1,900,000
 Mason County, KY, Pollution Control Revenue, East
    Kentucky Power Cooperative, Weekly Demand
    Note, 3.1%, 10/15/2014* .......................................     4,755,000     4,755,000
 Pendleton County, KY, Multi-County Lease Revenue,
    Tax Exempt Commercial Paper:
      3.25%, 8/10/2001 ............................................     2,485,000     2,485,000
      3.25%, 9/11/2001 ............................................     3,000,000     3,000,000
 Louisiana 0.9%
 Louisiana State Offshore Terminal Authority,
    Deepwater Port Authority, Loop Inc., Daily Demand
    Note, 3.05%, 9/1/2008* ........................................     1,000,000     1,000,000
 West Baton Rouge, LA, Pollution Control Revenue,
    Dow Chemical Project, Tax Exempt Commercial
    Paper, 3.35%, 7/19/2001 .......................................     1,950,000     1,950,000
 Maryland 0.7%
 Anne Arundel County, MD, Baltimore Gas, Tax Exempt
    Commercial Paper, 3.5%, 6/1/2001 ..............................     2,500,000     2,500,000


    The accompanying notes are an integral part of the financial statements.


                                       13

                                                                        Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------


 Michigan 3.9%
 Michigan State Job Development Authority Revenue,
    Gordon Food Services Project, Weekly Demand
    Note, 3.15%, 8/1/2015* ........................................     4,000,000     4,000,000
 Michigan State Strategic Fund:
    Limited Obligation Revenue, Lake Shore, Inc.,
      Weekly Demand Note, AMT, 3.25%, 11/1/2019* ..................     2,130,000     2,130,000
    Pollution Control Revenue, General Motors Corp. ...............
      Project, Series A, Weekly Demand Note,
      3.1%, 4/1/2008* .............................................     1,300,000     1,300,000
 Michigan Strategic Fund, Tax Exempt Commercial Paper,
    3.35%, 7/12/2001 ..............................................     2,000,000     2,000,000
 Oakland County, MI, Economic Development Corp.,
    Limited Obligation Revenue, Weekly Demand Note,
    AMT, 3.25%, 5/1/2012* .........................................     2,785,000     2,785,000
 University of Michigan, Hospital Revenue, Series 1992 A,
    Daily Demand Note, 3.1%, 12/1/2019* ...........................     1,000,000     1,000,000
 Minnesota 0.4%
 Cottage Grove, MN, Environmental Control Revenue,
    Minnesota Mining and Manufacturing, Series 1982,
    Weekly Demand Note, 3.29%, 8/1/2012* ..........................     1,400,000     1,400,000
 Mississippi 0.6%
 Claiborne County, MS, Tax Exempt Commercial Paper,
    3.25%, 9/11/2001 ..............................................     2,000,000     2,000,000
 Missouri 1.5%
 Missouri State Development & Finance Board, Cargo
    Facilities Revenue, Weekly Demand Note, AMT, 3.12%,
    3/1/2030* .....................................................     2,000,000     2,000,000
 St. Louis, MO, Airport Revenue Municipal Securities
    Trust Receipts, Series SGA 71, Weekly Demand Note,
    AMT, 3.05%, 7/1/2022* (b) .....................................     3,000,000     3,000,000
 Nebraska 2.3%
 Omaha, NE, Public Power District, Tax Exempt
    Commercial Paper:
      3.15%, 8/10/2001 ............................................     5,975,000     5,975,000
      3.4%, 7/16/2001 .............................................     2,000,000     2,000,000
 Nevada 0.4%
 Las Vegas, NV, Valley Water Authority, Tax Exempt
    Commercial Paper, 3.2%, 10/11/2001 ............................     1,300,000     1,300,000
 New Hampshire 1.2%
 New Hampshire State Business Finance Authority,
    Waste Management of N.H. Inc. Project, Weekly
    Demand Note, AMT, 3.1%, 9/1/2012* .............................     4,000,000     4,000,000



    The accompanying notes are an integral part of the financial statements.


                                       14


                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------


 New Jersey 2.3%
 Salem County, NJ, Industrial Pollution Control Financing
    Authority Revenue, E.I. du Pont de Nemours and Co.,
    Monthly Demand Note, 3.7%, 3/1/2012* ..........................     7,900,000     7,900,000
 North Carolina 1.5%
 North Carolina Educational Facilities, Finance Agency
    Revenue, Cape Fear Academy, Weekly Demand
    Note, 3%, 8/1/2020* ...........................................     5,125,000     5,125,000
 Ohio 2.2%
 Clinton County, OH, Hospital Revenue, Weekly Demand
    Note, 3.2%, 6/1/2028* .........................................     2,000,000     2,000,000
 Medina County, OH, Health Care Facilities Revenue,
    The Oaks at Medina, Weekly Demand Note, 3.02%,
    12/1/2023* ....................................................     2,910,000     2,910,000
 Ohio State Higher Educational Facilities Commission
    Revenue:
      Series A, Weekly Demand Note, 3.1%, 9/1/2020* ...............     1,000,000     1,000,000
      Series B, Weekly Demand Note, 3.1%, 9/1/2020* ...............     1,725,000     1,725,000
 Oregon 0.8%
 Clackamas County, OR, Hospital Facilities, Senior Living
    Facilities, Marys Woods, Weekly Demand Note,
    3.05%, 5/15/2029* .............................................     2,675,000     2,675,000
 Pennsylvania 7.6%
 Bucks County, PA, Oxford Falls Plaza Project, Series 1984,
    Weekly Demand Note, 3.18%, 10/1/2014* .........................     7,600,000     7,600,000
 Dallastown, PA, Area School District, General Obligation,
    Weekly Demand Note, 3.03%, 2/1/2018* (b) ......................     3,835,000     3,835,000
 Dauphin County, PA, General Authority Revenue,
    Weekly Demand Note, 3.03%, 11/1/2017* (b) .....................     1,560,000     1,560,000
 Emmaus, PA, General Authority Revenue, Series A,
    Weekly Demand Note, 3.03%, 3/1/2030* (b) ......................     9,000,000     9,000,000
 Lancaster County, PA, Hospital Authority Revenue,
    Healthcenter-Luthercare Project, Weekly Demand
    Note, 3.05%, 2/15/2029* .......................................     1,025,000     1,025,000
 Lehigh County, PA, Hospital Authority Revenue, Lehigh
    Valley Hospital, Series A, Daily Demand Note, 3.15%,
    7/1/2028* (b) .................................................     1,100,000     1,100,000
 Pennsylvania Higher Education Assistance Agency,
    Student Loan Revenue, Series 1997 A, Weekly
    Demand Note, AMT, 3.15%, 3/1/2027* (b) ........................     2,000,000     2,000,000
 South Carolina 2.4%
 Marlboro County, SC, Industrial Development Revenue,
    Reliance Trading Corp. Project, Weekly Demand Note,
    AMT, 3.05%, 5/1/2017* .........................................     2,100,000     2,100,000
 South Carolina Public Service Authority, Tax Exempt
    Commercial Paper, 3.3%, 6/14/2001 .............................     6,000,000     6,000,000



    The accompanying notes are an integral part of the financial statements.


                                       15

                                                                       Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------


 Tennessee 1.4%
 Maury County, TN, Industrial Development Board,
    Water Facility Revenue, Saturn Corp. Project, Weekly
    Demand Note, AMT, 3.25%, 6/1/2027* ............................     4,630,000     4,630,000
 Texas 17.5%
 Austin, TX, Utility System, Tax Exempt Commercial Paper:
      3.15%, 8/13/2001 ............................................     2,717,000     2,717,000
      3.2%, 10/12/2001 ............................................     3,323,000     3,323,000
 Harris County, TX, Tax Exempt Commercial Paper:
      2.8%, 8/8/2001 ..............................................     2,500,000     2,500,000
      3.15%, 8/14/2001 ............................................     2,277,000     2,277,000
 North Central, TX, Health Facilities Development Corp.,
    Presbyterian Medical Center, Daily Demand Note,
    3.15%, 12/1/2015* .............................................     3,000,000     3,000,000
 San Antonio, TX, Electric and Gas Municipal Securities
    Trust Receipts, SG #79, Series 1996, Weekly Demand
    Note, 3%, 2/1/2018* ...........................................     2,000,000     2,000,000
 San Antonio, TX, Electric & Gas, Tax Exempt
    Commercial Paper:
      2.85%, 6/12/2001 ............................................     5,200,000     5,200,000
      3.35%, 7/18/2001 ............................................     5,100,000     5,100,000
 Texas Lower County River Authority, Tax Exempt
    Commercial Paper, 3.25%, 8/16/2001 ............................     2,000,000     2,000,000
 Texas Municipal Power Agency, Tax Exempt
    Commercial Paper:
      3.1%, 6/11/2001 .............................................     1,000,000     1,000,000
      3.1%, 6/14/2001 .............................................     1,000,000     1,000,000
 Texas Pollution Control Authority, Sabine River, Daily
    Demand Note, 3.3%, 6/1/2030* ..................................     3,400,000     3,400,000
 Texas Public Finance Authority, Tax Exempt
    Commercial Paper, 2.8%, 7/24/2001 .............................     3,300,000     3,300,000
 Texas Small Business Industrial Development Corp.,
    Industrial Development Revenue, Texas Public
    Facilities Capital Access, Weekly Demand Note,
    3.1%, 7/1/2026* ...............................................    11,500,000    11,500,000
 Texas State, Tax & Revenue Anticipation Notes, 5.25%,
    8/31/2001 .....................................................     7,000,000     7,015,426
 Waco, TX, Industrial Development Corp., Economic
    Development Revenue, Patriot Homes of Texas Project,
    Weekly Demand Note, AMT, 3.3%, 6/1/2014* ......................     4,400,000     4,400,000
 Utah 2.3%
 Intermountain Power Agency, Tax Exempt
    Commercial Paper:
      2.75%, 8/8/2001 .............................................     2,000,000     2,000,000
      3.15%, 7/12/2001 ............................................     3,000,000     3,000,000


    The accompanying notes are an integral part of the financial statements.


                                       16


                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------


      3.15%, 9/14/2001 ............................................     3,000,000     3,000,000
 Virginia 3.9%
 Chesterfield, VA, Virginia Electric and Power Co. ................
    Project, Tax Exempt Commercial Paper, 3.2%,
    10/12/2001 ....................................................     5,000,000     5,000,000
 Louisa, VA, Industrial Development Authority, Virginia
    Electric and Power Co. Project, Tax Exempt
    Commercial Paper:
      3.25%, 7/17/2001 ............................................     3,325,000     3,325,000
      3.3%, 7/18/2001 .............................................     1,175,000     1,175,000
      3.35%, 7/30/2001 ............................................     4,000,000     4,000,000
 West Virginia 0.6%
 Randolph County, WV, Industrial Development Revenue,
    Allegheny Wood Products Project, Weekly Demand
    Note, AMT, 3.25%, 12/1/2007* ..................................     2,190,000     2,190,000
 Wisconsin 3.3%
 Caledonia, WI, Industrial Development Revenue,
    Badger Electronics Project, Weekly Demand Note,
    AMT, 3.25%, 9/1/2020* .........................................     2,170,000     2,170,000
 Eau Claire, WI, Solid Waste Revenue, Pope & Talbot Inc. ..........
    Project, Weekly Demand Note, AMT, 3.15%,
    11/1/2014* ....................................................     2,400,000     2,400,000
 Franklin, WI, Industrial Development Revenue, All-Glass
    Aquarium Co. Project, Weekly Demand Note, AMT,
    3.25%, 9/1/2018* ..............................................     2,000,000     2,000,000
 Wausau, WI, Pollution Control Revenue, Minnesota
    Mining and Manufacturing:
      Series 1982, Weekly Demand Note, 3.29%,
        8/1/2017* .................................................     2,800,000     2,800,000
      Series 1983, Weekly Demand Note, 3.29%,
        12/1/2001* ................................................       900,000       900,000
 Whitewater, WI, Industrial Development Authority,
    MacLean Fogg Project, Weekly Demand Note,
    3.05%, 12/1/2009* .............................................     1,000,000     1,000,000
 Wyoming 1.0%
 Platte County, WY, Pollution Control Revenue, Daily
    Demand Note, Series A, 3.35%, 7/1/2014* .......................     1,300,000     1,300,000
 Sweetwater, WY, Pollution Control Revenue, Tax Exempt
    Commercial Paper, 3.2%, 10/12/2001 ............................     2,100,000     2,100,000

-----------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $341,477,426) (a)                         341,477,426
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate. Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of May 31, 2001.

(a) The cost for federal income tax purposes was $341,477,426.

(b) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA/BIG.

   AMT: Subject to alternative minimum tax.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $341,477,426) .................   $ 341,477,426
Cash ....................................................................       1,938,847
Receivable for investments sold .........................................         945,151
Interest receivable .....................................................       1,628,103
                                                                          ---------------
Total assets ............................................................     345,989,527

Liabilities
                                                                          ---------------
Dividends payable .......................................................          95,359
Payable for Fund shares redeemed ........................................         566,308
Accrued management fee ..................................................         127,876
Other accrued expenses and payables .....................................         109,213
                                                                          ---------------
Total liabilities .......................................................         898,756
                                                                          ---------------
Net assets, at value ....................................................   $ 345,090,771
                                                                          ---------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ....................................      (1,082,084)
Paid-in capital .........................................................     346,172,855
                                                                          ---------------
Net assets, at value ....................................................   $ 345,090,771
                                                                          ---------------

Net Asset Value
-----------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($82,730,265 /
   82,795,164 outstanding shares of beneficial interest, $.01 par value,  ---------------
   unlimited number of shares authorized) ............................... $          1.00
                                                                          ---------------
Class S

Net Asset Value, offering and redemption price per share ($262,360,506 /
   262,177,289 outstanding shares of beneficial interest, $.01 par value, ---------------
   unlimited number of shares authorized) ............................... $          1.00
                                                                          ---------------

    The accompanying notes are an integral part of the financial statements.



                                       19




-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 Statement of Operations for the year ended May 31, 2001
-----------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------
Income:
Interest ................................................................   $  13,026,126
                                                                          ---------------
Expenses:
Management fee ..........................................................       1,623,272
Administrative fee ......................................................         371,997
Services to shareholders ................................................          65,003
Custodian and accounting fees ...........................................          30,587
Auditing ................................................................          12,181
Legal ...................................................................           9,993
Trustees' fees and expenses .............................................          18,084
Reports to shareholders .................................................           5,492
Registration fees .......................................................          23,919
Other ...................................................................          32,977
                                                                          ---------------
Total expenses, before expense reductions ...............................       2,193,505
Expense reductions ......................................................         (83,406)
                                                                          ---------------
Total expenses, after expense reductions ................................       2,110,099
-----------------------------------------------------------------------------------------
Net investment income                                                          10,916,027
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $  10,916,027
-----------------------------------------------------------------------------------------


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended May 31,

Increase (Decrease) in Net Assets                   2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income .........................   $  10,916,027    $   6,926,028
                                                  -------------    -------------
Net increase (decrease) in net assets resulting
   from operations.............................      10,916,027        6,926,028
                                                  -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ..................................      (1,910,546)            --
                                                  -------------    -------------
  Class S .....................................      (9,005,481)      (6,926,028)
                                                  -------------    -------------
Fund share transactions:
Proceeds from shares sold .....................     473,410,254      974,856,271
Net assets acquired in tax-free reorganization       81,938,780             --
Reinvestment of distributions .................       9,637,159        6,376,478
Cost of shares redeemed .......................    (487,091,918)    (971,419,411)
                                                  -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions..........................      77,894,275        9,813,338
                                                  -------------    -------------
Increase (decrease) in net assets .............      77,894,275        9,813,338
Net assets at beginning of period .............     267,196,496      257,383,158
                                                  -------------    -------------
Net assets at end of period ...................   $ 345,090,771    $ 267,196,496
                                                  -------------    -------------


The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


Class AARP

--------------------------------------------------------------------------------
                                                                         2001(a)
--------------------------------------------------------------------------------

Net asset value, beginning of period                                    $1.000
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                   .024
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income and net realized gains on investment
  transactions (b)                                                       (.024)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $1.000
--------------------------------------------------------------------------------
Total Return (%)                                                          2.50**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      83
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .65*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        3.28*
--------------------------------------------------------------------------------

(a) For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) Net realized capital gains (losses) were less than 6/10 of 1(cent)per share.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S (a)

------------------------------------------------------------------------------------
                              2001(b)   2000(b)   1999(c)  1998(d)  1997(d) 1996(d)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                    $1.000    $1.000    $1.000    $1.000  $1.000   $1.000
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income        .034      .030      .010      .029    .031     .029
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and
  net realized gains on
  investment transactions (e) (.034)    (.030)    (.010)    (.029)  (.031)   (.029)
------------------------------------------------------------------------------------
Net asset value, end
of period                    $1.000    $1.000    $1.000    $1.000  $1.000   $1.000
------------------------------------------------------------------------------------
Total Return (%) (f)           3.43      3.09      1.03**    2.92    3.10     2.91
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    262       267       257       249     283      220
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)          .67       .75(g)    .75*      .71     .76      .75
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)          .65       .66(g)    .65*      .65     .65      .70
------------------------------------------------------------------------------------
 Ratio of net investment
 income (%)                    3.39      3.04      2.46*     2.87    3.06     2.86
------------------------------------------------------------------------------------

(a) On September 11, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)  For the years ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to May 31.

(d)  Years ended December 31.

(e) Net realized capital gains (losses) were less than 6/10 of 1(cent)per share.

(f)  Total returns would have been lower had certain expenses not been reduced.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .73% and .65%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

On September 11, 2000, existing shares of the Fund were redesignated as Class S. In addition, all of the net assets acquired from the merger with AARP High Quality Tax Free Money Fund (see Note F) were designated as Class AARP. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt

--------------------------------------------------------------------------------

income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $667,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2002 ($38,000), May 31, 2003 ($78,000), May 31, 2004 ($544,000), May 31, 2005
($3,000) and May 31, 2006 ($4,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $415,000 of capital losses from its merger (see Note F) with AARP High Quality Tax Free Money Fund, which may be applied against any realized net taxable capital gains in future years or until May 31, 2003 ($89,000), May 31, 2004 ($5,000), May 31, 2005 ($218,000) and May
31, 2006 ($103,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities,

--------------------------------------------------------------------------------


instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the period June 1, 2000 to September 10, 2000, the Advisor had agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Certain expenses incurred in connection with the reorganization were excluded from the expense limitation. For the year ended May 31, 2001, the Advisor did not impose a portion of its fee, amounting to $70,262, and the portion imposed amounted to $1,553,010, which was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets of each class, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period September 11, 2000 through May 31, 2001, the Administrative Fee charged to the Fund was as follows:


                                                                Unpaid at
Administrative Fee                         Total Aggregated    May 31, 2001
--------------------------------------------------------------------------------
Class AARP................................... $  87,228        $  10,253
Class S......................................   284,769           32,947
                                             ----------        ----------
                                              $ 371,997        $  43,200
                                             ----------        ----------

--------------------------------------------------------------------------------

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, the amount charged to the Fund by SSC aggregated $52,042, all of which was paid at May 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to September 11, 2000, the amount charged to the Fund by SFAC aggregated $13,402, all of which was paid at May 31, 2001.

Effective September 11, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $18,084.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, the Fund's custodian fees were reduced by $10,593. Prior to September 11, 2000, transfer agent fees were reduced by $2,551.

Effective September 11, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

E. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

F. Acquisition of Assets

On September 8, 2000, the Fund acquired all the net assets of AARP High Quality Tax Free Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 82,004,121 Class AARP shares of the Fund for 82,004,121 shares of AARP High Quality Tax Free Money Fund outstanding on September 8, 2000. AARP High Quality Tax Free Money Fund's net assets at that date ($81,938,780) were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $280,776,827. The combined net assets of the Fund immediately following the acquisition were $362,715,607.

--------------------------------------------------------------------------------

G. Share Transactions

The following table summarizes shares and dollar activity in the Fund:


                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP*.........   15,768,197   $   15,768,639               --   $           --
Class S**...........  457,613,763      457,641,615      974,856,271      974,856,271
                                    ---------------                   ---------------
                                    $  473,410,254                    $  974,856,271
                                    ---------------                   ---------------

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class AARP*            82,004,121   $   81,938,780               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP*.........    1,556,358   $    1,556,358               --   $           --
Class S**...........    8,080,801        8,080,801        6,376,478        6,376,478
                                    ---------------                   ---------------
                                    $    9,637,159                    $    6,376,478
                                    ---------------                   ---------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*.........  (16,533,512)   $ (16,533,512)               --   $           --
Class S**........... (470,558,406)    (470,558,406)    (971,419,411)    (971,419,411)
                                     --------------                    --------------
                                     $(487,091,918)                    $(971,419,411)
                                     --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP*.........   82,795,164   $   82,730,265               --   $           --
Class S**...........   (4,863,842)      (4,835,990)       9,813,338        9,813,338
                                    ---------------                   ---------------
                                    $   77,894,275                    $    9,813,338
                                    ---------------                   ---------------


* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On September 8, 2000, existing shares of the Fund were redesignated as Class
   S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees and Shareholders of Scudder Tax Free Money
                     Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP

                     July 18, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     Of the dividends paid from net investment income for the taxable year ended May 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

                     Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Frank J. Rachwalski, Jr.*
   o  Vice President

 Howard S. Schneider
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund*
   Prime Reserve Shares                       Scudder Small Company Value Fund*
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund*
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund*           Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund*           Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.*
  Scudder Pathway Series
   Conservative Portfolio                   Industry Sector Funds
   Moderate Portfolio                         Scudder Health Care Fund
   Growth Portfolio                           Scudder Technology Innovation Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




* Class S shares only




                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments